SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

Commission	Exact Name of Registrant as Specified	I.R.S. Employer
File Number	in its Charter	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

SIGNATURES
EXHIBIT INDEX
Press Release of DTE Energy

Item 5. Other Events

     Today, November 14, 2003, DTE Energy Company (“DTE Energy”) issued a Press Release in which it announced it sold majority interests in three of its synthetic fuel facilities. For a detailed discussion, please see DTE Energy’s Press Release dated November 14, 2003, attached as Exhibit 99.

Item 7. Financial Statements and Exhibits

   (c) Exhibits

99	Press Release of DTE Energy, dated November 14, 2003, announcing that DTE Energy sold majority interests in three of its synthetic fuel facilities.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: November 14, 2003	DTE ENERGY COMPANY (Registrant)

/s/ Susan M. Beale Susan M. Beale Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99	Press Release dated November 14, 2003